Exhibit 10.14

NONQUALIFIED STOCK OPTION AGREEMENT

NONQUALIFIED STOCK OPTION AGREEMENT, dated as of November      , 2004 (the “Agreement”), between LHP Holding Corp., a Delaware corporation (the “Company”), and the grantee whose name appears on the signature page hereof (the “Grantee”).  Capitalized terms used in this Agreement and not defined herein shall have the meaning ascribed to such terms in the LHP Holding Corp. 2004 Stock Option Plan.

WITNESSETH:

WHEREAS, the Board has adopted the Plan to motivate officers and key employees of the Company and the Subsidiaries by providing them with an ownership interest in the Company;

WHEREAS, pursuant to the Plan, the Board has approved the grant to the Grantee of non-qualified stock option to purchase the aggregate number of shares of Common Stock set forth on the signature page hereof, at an exercise price of $2.37 per share; and

WHEREAS, the Grantee and the Company desire to enter into an agreement to evidence and confirm the grant of such option on the terms and conditions set forth herein.

NOW, THEREFORE, to evidence the option so granted, and set forth the terms and conditions governing such option, the Company and the Grantee hereby agree as follows:

1.             Confirmation of Grant; Exercise Price; Plan Controls.  The Company hereby evidences and confirms its grant to the Grantee, effective as of the date hereof (the “Grant Date”), of an option (the “Option”) to purchase the aggregate number of shares of Common Stock set forth on the signature page hereof (each, a “Share” and, collectively, the “Shares”).  The Option shall have an exercise price of $2.37 per share, subject to adjustment as provided in the Plan (the “Exercise Price”).  The Option is not intended to be an incentive stock option under the Code.  The Option granted hereunder is being issued pursuant to and in accordance with the Plan and, as such, is subject in all respects to the Plan, all of the terms of which are made a part of and incorporated into this Agreement.  In the event of any conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

2.             Exercisability.  Except as otherwise provided in this Agreement and subject to the continuous employment of the Grantee with the Company or any Subsidiary until the applicable vesting date, the Option granted hereby shall vest and become exercisable in four equal installments, on each of the first four anniversaries of May 27, 2004; provided that, the Board may accelerate the vesting or exercisability of all or any portion of the Option, at any time and from time to time.  Shares eligible for purchase may, subject to the provisions hereof (including, but not limited to, the Plan as incorporated by reference herein), thereafter be purchased, at any time and from time to time, until the date one day prior to the date on which the Option terminates.

3.             Termination of the Option.

(a)           Normal Termination Date.  Unless an earlier termination date shall occur as specified in Section 3(b), the Option shall terminate and be cancelled on the tenth anniversary of the Grant Date (the “Normal Termination Date”).

(b)           Early Termination.

(i)            Death, Disability or Retirement.  In the event the Grantee’s employment with the Company and the Subsidiaries is terminated by reason of the Grantee’s death, Disability or Retirement, the Option (or portion thereof) then held by the Grantee that is vested and exercisable as of the date of such termination shall thereafter remain exercisable by the Grantee or, if applicable, the Grantee’s beneficiary, for a period of one year from the date of such termination, but in no event after the Normal Termination Date.

(ii)           For Cause.  In the event the Grantee’s employment with the Company and the Subsidiaries is terminated by the Company for Cause, the Option (or portion thereof) then held by the Grantee (whether or not then vested or exercisable) shall be immediately forfeited and be canceled, in full, on the date of such termination of employment.

(iii)          For Any Other Reason.  In the event the Grantee’s employment with the Company and the Subsidiaries is terminated for any reason other than a reason specified in Section 3(b)(i) or (ii), the Option (or portion thereof) then held by the Grantee that is then vested and exercisable shall remain exercisable for the 60 day period immediately following such termination of employment or until the Normal Termination Date, whichever period is shorter.

(iv)          Termination of Unvested Options.  The Option (or portion thereof) that is not vested and exercisable following the Grantee’s termination of employment shall be immediately forfeited and be canceled on the date of such termination of employment.

4.             Restrictions on Exercise; Non-Transferability of the Option.

(a)           Restrictions on Exercise.  Once vested in accordance with the provisions of this Agreement, the Option may be exercised only with respect to full shares of Common Stock.  No fractional shares of Common Stock shall be issued.  Notwithstanding any other provision of this Agreement, the Option may not be exercised in whole or in part, and no certificates representing Shares shall be delivered, unless (i) all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of the Option shall have been secured, (ii) the purchase of the Shares upon the exercise of the Option shall be exempt from registration under applicable U.S. federal and state securities laws, and applicable non-U.S. securities laws, or the Shares shall have been registered under such laws, and (iii) all applicable U.S. federal, state and local and non-U.S. tax withholding requirements shall have been satisfied.  The Company shall use commercially reasonable efforts to obtain the consents and approvals referred to in clause (i) of the preceding sentence.

(b)           Non-Transferability of the Option.  No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  All rights with respect to any Option granted to a Grantee hereunder shall be exercisable during the Grantee’s lifetime only by such Grantee.

5.             Manner of Exercise.  To the extent that the Option (or portion thereof) shall have become and remain vested and exercisable as provided in Section 2 and subject to such reasonable administrative regulations as the Board may have adopted, such Option (or portion thereof) may be exercised, in whole or in part, by notice to the Secretary of the Company in writing given on the date as of which the Grantee will so exercise the Options (the “Exercise Date”), specifying the number of Shares with respect to which the Option is being exercised (the “Exercise Shares”), subject to the Grantee becoming a party to the Stockholders Agreement, executing and delivering a Subscription Agreement, and the delivery to the Company by the Grantee, on or within ten business days following the Exercise Date, of full payment for the Exercise Shares in United States dollars in cash, or cash equivalents satisfactory to the Company, and in an amount equal to the product of the number of Exercise Shares, multiplied by the Exercise Price.  Subject to the terms of this Agreement (including, but not limited to, the Plan as incorporated by reference herein), as soon as practicable after receipt of evidence of the Grantee’s execution of a Subscription Agreement and the Stockholders Agreement, receipt of a written exercise notice, and receipt of the aggregate Exercise Price, the Company shall make (or cause to be made) an appropriate book entry reflecting the Participant’s ownership of the shares of Common Stock so acquired and shall deliver to the Participant a certificate or certificates representing the shares of Common Stock acquired upon the exercise thereof, bearing appropriate legends as provided in Section 6(b).  If shares of Common Stock are traded on a U.S. national securities exchange or bid and ask prices for shares of Common Stock are quoted over NASDAQ, the Grantee may, in lieu of cash, tender shares of Common Stock that have been owned by the Grantee for at least six months, having a Fair Market Value on the Exercise Date equal to the aggregate Exercise Price or may deliver a combination of cash and such shares of Common Stock having a Fair Market Value equal to the difference between the aggregate Exercise Price and the amount of such cash as payment of the aggregate Exercise Price, subject to such rules and regulations as may be adopted by the Board to provide for the compliance of such payment procedure with applicable law, including Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company may require the Grantee to furnish or execute such other documents as the Company shall reasonably deem necessary (i) to evidence such exercise, (ii) to determine whether registration is then required under the Securities Act and (iii) to comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.

6.             Grantee’s Representations, Warranties and Covenants.

(a)           Investment Intention.  The Grantee represents and warrants that the Option has been, and any Exercise Shares will be, acquired by the Grantee solely for the Grantee’s own account for investment and not with a view to or for sale in connection with any distribution thereof.  The Grantee agrees that the Grantee will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of the Option (or any portion thereof) or any of the Exercise Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any of the Options or any of the Exercise Shares), except in compliance with the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the Securities and Exchange Commission thereunder, and in compliance with applicable state securities or “blue sky” laws and non-U.S. securities laws.  The Grantee further understands, acknowledges and agrees that none of the Exercise Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of unless the provisions of the Subscription Agreement and the Stockholders Agreement shall have been complied with or have expired.

(b)           Legends.  The Grantee acknowledges that any certificate representing the Exercise Shares shall bear an appropriate legend, which will include language substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SUBSCRIPTION AGREEMENT, DATED AS OF ______________, 2004, AS AMENDED FROM TIME TO TIME, AND A STOCKHOLDERS AGREEMENT, DATED AS OF MAY 27, 2004, BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, AS AMENDED FROM TIME TO TIME, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SUBSCRIPTION AGREEMENT AND SUCH STOCKHOLDERS AGREEMENT, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR AN EXEMPTION THEREFROM.”

(c)           Securities Law Matters.  The Grantee acknowledges receipt of advice from the Company that (i) the Exercise Shares have not been registered under the Securities Act or qualified under any state securities or “blue sky” laws, (ii) it is not anticipated that there will be any public market for the Exercise Shares, (iii) the Exercise Shares must be held indefinitely and the Grantee must continue to bear the economic risk of the investment in the Exercise Shares unless the Exercise Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iv) Rule 144 promulgated under the Securities Act (“Rule 144”) is not presently available with respect to the sales of any securities of the Company, and the Company has made no covenant to make Rule 144 available, (v) when and if the Exercise Shares may be disposed of without registration in reliance upon Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) the Company does not plan to file reports with the Commission or make public information concerning the Company available unless required to do so by law or pursuant to its financing documents, (vii) if the exemption afforded by Rule 144 is not available, sales of the Exercise Shares may be difficult to effect because of the absence of public information concerning the Company, (viii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Exercise Shares, (ix) pursuant to the Subscription Agreement and the Stockholders Agreement, the Common Stock will be subject to restrictions on transfer and to rights of third parties with respect thereto, and (x) a notation shall be made in the appropriate records of the Company indicating that the Exercise Shares are subject to restrictions on transfer set forth in the Subscription Agreement and the Stockholders Agreement, and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Exercise Shares.

(d)           Compliance with Rule 144.  If any of the Exercise Shares are to be disposed of in accordance with Rule 144, the Grantee shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.  The Grantee understands that the Subscription Agreement provides and the Grantee hereby agrees that, in general, in the event the Company files a registration statement, the Grantee may not effect any public offer or sale (including under Rule 144) within 15 days prior or 180 days after the effective date of the registration (except as part of such registration).

(e)           Ability to Bear Risk.  The Grantee covenants that the Grantee will not exercise any or all of the Options unless (i) the financial situation of the Grantee is such that the Grantee can afford to bear the economic risk of holding the Exercise Shares for an indefinite period and (ii) the Grantee can afford to suffer the complete loss of the Grantee’s investment in the Exercise Shares.

(f)            Investor Status.  The Grantee represents and warrants that, as of the date hereof, the Grantee, (i) (A) has a pre-existing personal or business relationship with the Company or any of its managers, officers, controlling persons or managers, or (B) by reason of the Purchaser’s business or financial experience or the business or financial experience of the Purchaser’s professional advisors who are unaffiliated with and who are not compensated, directly or indirectly, by the Company or any Affiliate thereof, the Purchaser could be reasonably assumed to have the capacity to evaluate the risks of an investment in the Shares and to protect the Purchaser’s interests in connection with the purchase of the Shares hereunder, and (ii) is an officer or employee of the Company or any Subsidiary.  The term “preexisting personal or business relationship” includes, but is not limited to, any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists.

(g)           Repurchase Rights Upon Termination of Employment.  The Grantee acknowledges and agrees that any Subscription Agreement shall contain certain rights of the Company to repurchase all or any portion of the Exercise Shares upon termination of the Grantee’s employment and thereafter.

7.             Representations and Warranties of the Company.  The Company represents and warrants to the Grantee that (a) the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, (b) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms and (c) the Exercise Shares, when issued, delivered and paid for, upon exercise of the Option in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement or otherwise in connection with the transactions contemplated hereby.

8.             Miscellaneous.

(a)           Binding Effect; Benefits; Assignability.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns.  Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Grantee without the prior written consent of the other party.

(b)           Amendment.  This Agreement may be amended, modified or supplemented only by a written instrument executed by the Purchaser and the Company.

(c)           Delegation by the Board.  All of the powers, duties and responsibilities of the Board specified in this Agreement may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.

(d)           Section and Other Headings, etc.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(e)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.  The parties hereto agree to accept a signed facsimile copy of this Agreement as a fully binding original.

— Signature page follows —

IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the date first above written.

LHP HOLDING CORP.

By:
Name:
Title:

GRANTEE

«Name»

Address of the Grantee:

«Address»

Total Number of Shares of Common Stock Subject to the Option:
«Options»